                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                   May 2, 1995

                            PLAINS PETROLEUM COMPANY
- --------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



   Delaware                           1-8975                     84-0928792
- ---------------              ------------------------        -------------------
(State or other              (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


     12596 West Bayaud
     P. O. Box 281306
     Lakewood, Colorado                                             80228
- ----------------------------------------                      ----------------
(Address of principal executive offices)                         (Zip Code)



               Registrant's telephone number, including area code:
                                 (303) 969-9325



                                 Not Applicable
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.


          On May 2, 1995 Barrett Resources Corporation ("Barrett"), Vanilla Corporation, a wholly-owned subsidiary of Barrett ("Sub"), and the Registrant executed a definitive merger agreement pursuant to which Sub will be merged with and into the Registrant. The terms of the merger agreement provide that each outstanding share of the Registrant's common stock will be converted into the right to receive 1.3 shares of Barrett common stock.

          The merger will take the form of a tax-free exchange and will be accounted for as a pooling of interests. The merger has been approved by the Boards of Directors of Barrett, Sub and the Registrant and is subject to approval by their respective stockholders as well as other customary conditions and approvals. At the conclusion of the merger, Barrett will expand its Board of Directors to include four members of the Registrant's Board.

          The Agreement and Plan of Merger dated as of May 2, 1995 among Barrett, Sub and the Registrant, attached hereto as Exhibit 2.1, the Second Amendment to Rights Agreement, attached hereto as Exhibit 4.1, and the press release dated May 3, 1995, attached hereto as Exhibit 99.1, are hereby incorporated herein by reference.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


     (c)  Exhibits.

          2.1 Agreement and Plan of Merger dated May 2, 1995 among Barrett Resources Corporation, Vanilla Corporation and the Registrant

          4.1       Second Amendment to Rights Agreement.

          99.1      Press Release dated May 3, 1995.


                                       -3-
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                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             PLAINS PETROLEUM COMPANY



Date:  May 3, 1995                           By: /s/ James A. Miller
                                                 -------------------------------
                                                 James A. Miller
                                                 Chairman and Chief
                                                  Executive Officer


                                       -4-
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                                  EXHIBIT INDEX



 No.                       Exhibit
- -----     --------------------------------------------

2.1       Agreement and Plan of Merger dated as
          of May 2, 1995 among Barrett Resources
          Corporation, Vanilla Corporation and
          the Registrant

4.1       Second Amendment to Rights Agreement.

99.1      Press Release dated May 3, 1995.


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